[GRAPHIC OF FLAGS OMITTED]

                             [LOGO GRAPHIC OMITTED]

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.


THIRD QUARTER REPORT
SEPTEMBER 30, 2000

[LOGO GRAPHIC OMITTED]

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

     Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

             -------------------------------------------------------
                          [GRAPHIC OF 5 STARS OMITTED]
             -------------------------------------------------------
             MORNINGSTAR RATED(TRADE MARK) GABELLI GLOBAL MULTIMEDIA
                   TRUST 5 STARS OVERALL AND FOR THE THREE AND
                         FIVE-YEAR PERIOD ENDED 09/30/00
                       AMONG 52 AND 51 CLOSED-END DOMESTIC
                           EQUITY FUNDS, RESPECTIVELY.
             -------------------------------------------------------

                  ---------------------------------------------
                                    #1 SECTOR
                  ---------------------------------------------
                        LIPPER INC. RANKED GABELLI GLOBAL
                  MULTIMEDIA TRUST #1 FOR THE THREE-YEAR PERIOD
                       ENDED 09/30/00 AMONG 15 CLOSED-END
                              SECTOR EQUITY FUNDS.
                  ---------------------------------------------

     INVESTMENT OBJECTIVE:

     The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In the third quarter of 2000, multimedia stocks continued to drift lower. Profit taking, concern over valuations, a slowdown in headline making deals, and pricing pressure in the most competitive sectors of the media and telecommunications industry plagued the group. With rising oil prices and the plummeting euro threatening economic growth on the Continent, European multimedia stocks were hit particularly hard.

                                             [PHOTO OF MARIO J. GABELLI OMITTED]
                                                          [LOGO GRAPHIC OMITTED]

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, The Gabelli Global Multimedia Trust's (the "Multimedia Trust") net asset value ("NAV") decreased 6.58%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average declined 5.42% and 3.02% respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Multimedia Trust was up 21.60% over the trailing twelve-month period after adjusting for the $3.195 per share in distributions and the Rights Offering during this period. The Morgan Stanley World Free Index and Lipper Global Fund Average rose 8.01% and 18.93%, respectively, over the same twelve-month period.

      For the five-year period ended September 30, 2000, the Multimedia Trust's total return averaged 28.00% annually, versus average annual total returns of 14.13% and 15.05% for the Morgan Stanley World Free Index and Lipper Global Fund Average, respectively. Since inception on November 15, 1994 through September 30, 2000, the Multimedia Trust had a cumulative total return of 287.20%, which equates to an average annual total return of 25.88%.

      The Multimedia Trust's common shares ended the third quarter at $13.50 per share on the New York Stock Exchange, a total return of 2.43% for the third quarter. The Multimedia Trust's common shares rose 13.86% over the trailing twelve-month period after adjusting for all distributions and the Rights Offering.

   -----------------------------------------------------------------------------

                   AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2000
                   -------------------------------------------
                                                          NAV Average       Average Annual
                                                         Annual Return   Investment Return (A)
                                                         -------------   ---------------------
   1 Year ..........................................        21.60%            13.86%
   5 Year ..........................................        28.00%            26.29%
   Life of Fund (SINCE NOVEMBER 15, 1994) ..........        25.88%            20.15%
   (A) BASED ON INITIAL OFFERING PRICE OF $7.50
   -----------------------------------------------------------------------------

RIGHTS OFFERING 2000 - AN OUTSTANDING SUCCESS - THANK YOU

      The  Multimedia   Trust  Rights  Offering  proved  once  again  to  be  an
overwhelming success. Rights offerings have historically been a fair and efficient method to raise additional capital. This method is widely used in England. The traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price.

[PYRAMID GRAPHIC OMITTED]

PYRAMID TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      Shareholders of record on June 19, 2000 were issued one Right for each share of the Multimedia Trust. Three Rights were required to purchase one additional share of the Multimedia Trust at $13 per share without incurring commission costs. Shareholders remitted over $85 million in subscription requests, of which the Trust retained $46.8 million for the 3,598,938 shares offered. This compares to our 1995 Rights Offering where the Trust's shareholders remitted approximately $44 million in subscription requests and $18.6 million in additional capital was raised.

      Furthermore, since these Rights were transferable, shareholders who chose not to exercise their Rights, could sell their Rights. The market value of the Rights during the subscription period was such that sellers of the Rights regained a portion of the ultimate decline in the value of their holdings that resulted from the Offering. Our subscription agent, EquiServe, sold Rights in the open market through Gabelli & Company, Inc. at a nominal commission through July 25, 2000.

      We appreciate the efforts of the brokerage community in explaining the offering to their clients, resulting in a high level of participation.

GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of September 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.


                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/00

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
UNITED STATES 76.4%
ASIA/PACIFIC RIM 7.7%
EUROPE 7.7%
CANADA 6.1%
LATIN AMERICA 2.1%

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

                      HOLDINGS BY CLASSIFICATION - 9/30/00

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
DISTRIBUTION 61.9%
COPYRIGHT/CREATIVITY 38.1%

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of September 30, 2000.

COMMENTARY

TMT

      Technology, media, and telecommunications ("TMT") stocks produced exceptional returns in 1997-99. This year, media and telecommunications stocks languished. This is partially the result of good old-fashioned profit taking in stocks that had delivered spectacular returns and momentum investors were dumping.

      However, there are other factors that have temporarily soured investors on media and telecommunication stocks. Consolidation has slowed as regulators here and abroad are redefining "competitive" standards. European regulators rejected Time Warner's proposed acquisition of European recorded music powerhouse EMI. The WorldCom/Sprint merger was derailed by U.S. regulators. U.S. antitrust authorities are taking a hard look at the Time Warner/AOL deal. These actions have put potential international telecommunications acquirers such as Deutsche Telecom temporarily on hold. Smaller deals without antitrust implications are being completed. However, these smaller deals do not generate the kind of headlines that captivate investors. Is this the start of a global regulatory backlash? We do not think so. Consolidation in these industries makes economic sense in a truly global marketplace.

      The constricted capital markets are also causing disruption. As a result of the "dot.com" stock massacre, the new issue market appears to be closed for the season and venture capital firms have pulled in their horns. Internet start-ups are not the only companies being hurt. Promising young media and telecommunications companies are just not going to be able to survive without being able to tap the equity or venture capital markets for cash infusions. These cash-burn casualties will be absorbed by larger entities at rock-bottom prices, indiscriminately depressing asset values for more worthy competitors. For example, Time Warner Telecom scooped up bankrupt competitive local exchange carrier ("CLEC") GST Telecommunications at a fire sale price. Shortly thereafter, virtually every CLEC stock got shelled.

      Media and telecommunications companies do face serious challenges in the years ahead. Not all will be up to the task. The Internet is the competitive tool of the future, but not all media companies will make a successful transition into the online world. This will be a particularly tough hurdle for print media companies without a well-planned Internet strategy. The long distance telephony market is besieged by cutthroat competition and pricing. This will likely continue for the foreseeable future as margins and earnings are sacrificed on the altar of market share. Technology will bring new entrants and established companies will have to fight vigorously to preserve their franchises.

      All things considered, how do we feel about the media and telecommunications stocks that have rewarded us so generously over the past several years, but performed so poorly in 2000? Just fine thank you. There are going to be winners and losers in these rapidly changing industries. Risk and reward always go hand in hand. Going forward, stock selection remains the key to making money in these dynamic industries. The silver lining in the cloud overhanging the media and telecommunications groups is that we now have more value oriented opportunities to choose from. We believe if we do our analysis, we can identify many of the companies that will prosper while avoiding most of those that will fail. A solid stock picking batting average in these groups should produce attractive long-term returns.

A MEDIA BASTILLE DAY?

      In recent years, regulatory barricades in the media industry have been coming down. Television and radio station cross-ownership barriers have fallen and broadcast companies have been allowed to substantially expand their national footprints. But, there are still walls preventing media companies from realizing their full potential. Media companies are not permitted to own television stations and newspapers in the same market. Broadcasters and cable television companies still have onerous and unnecessary restrictions on the number of customers they can service. We believe as the Internet Age unfolds--making information and entertainment instantly available to an increasing percentage of the American public--media companies will be liberated from largely unnecessary restrictions. Federal Communications Commission ("FCC") Chairman William Kennard is retiring after the election. The new FCC boss, whether a Democrat or a Republican, may promote more market oriented regulation. Eventually, common sense and economic realities will rise above politics, and media companies will be unshackled. Our portfolio is well positioned to celebrate a Bastille Day for the media industry. Content will again be King - just as Cash is again King.

SPECTRUM

      America is well behind the rest of the developed world in building state-of-the-art wireless communications systems. One of the reasons is that the FCC has kept tight control over the transmission spectrum needed to fully develop wireless networks. Broadcasters have been allocated large chunks of spectrum to be used to deliver high definition television ("HDTV"). It now appears that the demand for HDTV will fall well short of previous expectations. Currently, there is a debate over whether the FCC should retake control of this spectrum or allow broadcasters to sell it on the open market. We think the latter option makes more sense. This is a win/win situation. Broadcasters could make a bundle by auctioning off spectrum and wireless communications companies would be able to acquire the spectrum they need to further develop their systems.

INVESTMENT SCOREBOARD

      Winners outnumbered losers by a significant margin in the third quarter of 2000. Our best performers came from a variety of multimedia niches. We tip our hats to the television programmers at Paxson Communications, the charming hostess of Martha Stewart Living Omnimedia, the folks who distribute the seats to prime events at Ticketmaster Online, and our old friends at Chris-Craft who boosted their personal fortunes by agreeing to sell their broadcasting company to News Corp.

      Telecommunications stocks dominate our list of losers. Sprint and WorldCom declined sharply after antitrust regulators spoiled their proposed marriage. Communications equipment blue chip Lucent Technologies was punished for ongoing earnings problems. The plunging Euro hit our European investments hard, with Deutsche Telekom, Swisscom and France Telecom giving back a lot of ground.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T CORP. (T - $29.375 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. After the restructuring, AT&T Wireless will be converted from a tracking stock to an independent common stock. AT&T Broadband, which includes cable, will have an initial public offering (IPO) for a tracking stock, and within 12 months of the IPO the tracking stock will be converted into common stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four.

CABLE & WIRELESS PLC (CWP - $42.5625 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Its key assets include: (1)
ownership in leading voice, data & ISP networks in the U.K. and U.S.; (2) numerous stakes in undersea telecom network routes; and (3) a strong regional presence in Asia/Pacific, Europe and the Caribbean/Latin America. Sale of Cable & Wireless HKT plc to Pacific Century Cyberworks (PCW - $11.00 - NYSE) closed on August 17, 2000. As a result of this transaction, CWP holds a meaningful position in PCW.

CABLEVISION SYSTEMS CORP. (CVC - $66.3125 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high speed cable, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $82.375 - NYSE), through its 80% ownership of BHC Communications (BHC - $157.375 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $147.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $56.0625 - NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY CORP. (LC - $34.625 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review. In June, Liberty announced it would sell its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations. The company's Cosmos Broadcasting unit is also buying Civic Communications for $204 million, bringing the number of television stations to fifteen.

LIBERTY MEDIA GROUP (LMG'A - $18.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

SEAGRAM CO. (VO - $57.4375 - NYSE) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.9375 - Nasdaq). On June 20th, Seagram agreed to merge with French companies Vivendi and Canal Plus, creating a fully integrated global media and communications company for the wired and wireless world.

TELEPHONE & DATA SYSTEMS INC. (TDS - $110.70 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $70.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.0625 - Nasdaq), TDS now owns 35.6 million shares of VSTR valued at over $4.0 billion. VSTR is in the process of being acquired by Deutsche Telekom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

U.S. CELLULAR CORP. (USM - $70.00 - AMEX) is a 81% owned subsidiary of TDS and is a wireless carrier with cellular licenses covering over 25 million people primarily in rural and suburban markets. USM currently serves over 2.8 million subscribers and is an important roaming partner for national wireless carriers such as ATT Wireless (AWE - $20.875 - NYSE), Verizon Wireless (VZ - $48.4375 -
NYSE), and Sprint PCS (PCS - $35.125 - NYSE).

USA NETWORKS INC. (USAI - $21.9375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VERIZON COMMUNICATIONS (VZ - $48.4375 - NYSE) was formed by the merger of Bell Atlantic and GTE, and a combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $37.00 - NYSE). VZ is one of the world's leading providers of high-growth communications services. Verizon companies are the largest providers of wireline and wireless communications in the United States, with 95 million access line equivalents and 25 million wireless customers. Verizon is also the world's largest provider of print and on-line directory information. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

VIVENDI (EX.PA - $74.30 - PARIS STOCK EXCHANGE) recently announced plans to merge with Canal Plus, of France, and Seagram, of Canada. Vivendi has announced plans to spin-off Vivendi Environment. At the completion of the merger, Vivendi will have completed its transition from France's largest environmental services company to a global communications company engaged in film, music and communications. The group also owns 44% of Cegetel, France's second largest telecommunications operator.

VOICESTREAM WIRELESS CORP. (VSTR - $116.0625 - NASDAQ) is one of the remaining two U.S. independent national wireless service providers with PCS licenses covering over 220 million people. VSTR was spun-off of Western Wireless about 18 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VSTR is in the process of being acquired by Deutsche Telekom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in 2001. DT ownership will provide VSTR with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.

STOCK REPURCHASE PLAN

      The Gabelli Global Multimedia Trust is authorized to repurchase up to 1,000,000 shares of the Multimedia Trust's outstanding common shares. Pursuant to this stock repurchase plan, the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 2000, 697,733 shares have been repurchased in the open market under this stock repurchase plan.

7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Multimedia Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on September 26, 2000 of $0.495 per share. For the twelve-months ended September 30, 2000, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for December 2000.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      After a long and rewarding run, multimedia stocks have gone from being market darlings to market discards. In this instance, the market's trash is our treasure. Media and telecommunications businesses still have exceptional global growth potential, which we believe will be realized in the years ahead. We believe the group continues to present a wealth of investment opportunities for disciplined and selective investors.

                                          Sincerely,

                                          /S/ SIGNATURE

                                          MARIO J. GABELLI, CFA
                                          President and Chief Investment Officer

November 14, 2000

   ------------------------------------------------------------------
                          TOP TEN HOLDINGS
                         SEPTEMBER 30, 2000
                         ------------------
   Liberty Media Group                     Liberty Corp.
   Telephone & Data Systems Inc.           Cablevision Systems Corp.
   Viacom Inc.                             VoiceStream Wireless Corp.
   USA Networks Inc.                       Seagram Co.
   Chris-Craft Industries Inc.             Key3Media Group Inc.
   -------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------


                  COMMON STOCKS -- 81.0%
                  COPYRIGHT/CREATIVITY COMPANIES -- 30.9%
                  ADVERTISING -- 0.0%
     4,000        Bowlin Outdoor Advertising &
                  Travel Centers Inc.+ .......................       $    26,500
     4,000        Havas Advertising SA .......................            63,182
       100        Lamar Advertising Co. ......................             3,787
     2,000        Publicis Groupe ............................            61,064
                                                                     -----------
                                                                         154,533
                                                                     -----------
                  CABLE PROGRAMMERS -- 3.3%
    60,000        Canal Plus, ADR+ ...........................         1,796,969
   315,000        USA Networks Inc.+ .........................         6,910,312
                                                                     -----------
                                                                       8,707,281
                                                                     -----------
                  COMPUTER SOFTWARE AND SERVICES -- 0.6%
     1,000        Activision Inc.+ ...........................            15,000
       360        America Online Inc.+ .......................            19,350
    10,000        America Online Latin America Inc.+ .........            78,750
     3,000        Atlus Co. Ltd. .............................            36,646
     1,000        Barnesandnoble.com Inc.+ ...................             4,906
     5,000        Block (H&R) Inc. ...........................           185,312
     3,230        EarthLink Inc.+ ............................            29,474
     1,000        Electronic Arts Inc.+ ......................            49,375
   100,000        Genuity Inc.+ ..............................           653,125
     1,000        Intel Corp. ................................            41,625
     3,000        Internet.com Corp.+ ........................            92,812
     3,000        Microsoft Corp.+ ...........................           180,750
     2,000        Mobius Management Systems+ .................             8,625
    15,000        NBC Internet Inc., Cl. A+ ..................            98,437
       100        Pixar Inc.+ ................................             3,212
    10,600        Talk.com Inc.+ .............................            46,706
     1,000        Ticketmaster Online-City Search Inc.+ ......            16,937
     2,000        Via Net.Works Inc.+ ........................            19,250
                                                                     -----------
                                                                       1,580,292
                                                                     -----------
                  CONSUMER PRODUCTS -- 0.8%
    10,000        Mattel Inc. ................................           111,875
   100,000        Shaw Industries Inc. .......................         1,850,000
    16,140        Webvan Group Inc.+ .........................            37,324
                                                                     -----------
                                                                       1,999,199
                                                                     -----------
                  DIVERSIFIED PUBLISHERS -- 7.8%
    20,000        Arnoldo Mondadori Editore SpA ..............           237,902
    40,000        Belo (A.H.) Corp., Cl. A ...................           737,500
     1,000        Dow Jones & Co. Inc. .......................            60,500
    10,000        EMAP plc ...................................           134,396
    10,000        Gannett Co. Inc. ...........................           530,000
     2,833        Golden Books Family
                    Entertainment Inc.+ ......................             1,416
    20,000        Harcourt General Inc. ......................         1,180,000



                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              ------

    15,000        Harte-Hanks Communications Inc. ............       $   408,750
     1,000        Hollinger International Inc. ...............            16,750
     4,500        Houghton Mifflin Co. .......................           176,625
   114,000        Independent News & Media plc,
                    Dublin, New Shares .......................           417,476
     4,000        Journal Register Co.+ ......................            66,500
     9,000        Knight-Ridder Inc. .........................           457,312
    55,000        Lee Enterprises Inc. .......................         1,588,125
    20,000        McClatchy Newspapers Inc., Cl. A ...........           703,750
     8,000        McGraw-Hill Companies Inc. .................           508,500
    21,000        Media General Inc., Cl. A ..................           903,000
    15,000        Meredith Corp. .............................           442,500
   115,000        Nation Multimedia Group+ ...................            46,332
   100,000        New Straits Times Press Berhad .............           150,000
   150,000        Oriental Press Group .......................            17,122
    92,000        Penton Media Inc. ..........................         2,530,000
    10,000        Playboy Enterprises Inc., Cl. A+ ...........           133,750
   113,400        Post Publishing Co. Ltd.+ ..................            94,063
    40,000        PRIMEDIA Inc.+ .............................           655,000
    30,000        Pulitzer Inc. ..............................         1,288,500
    65,000        Reader's Digest Association Inc., Cl. B ....         2,051,562
    34,452        Singapore Press Holdings Ltd. ..............           516,697
   385,000        South China Morning Post Holdings ..........           293,803
       300        SPIR Communication .........................            22,409
    15,000        Telegraaf Holdingsmij - CVA ................           311,055
    50,000        Thomas Nelson Inc. .........................           409,375
    65,000        Tribune Co. ................................         2,835,625
    11,300        United News & Media plc, ADR ...............           226,000
       800        Wiley (John) & Sons Inc., Cl. B ............            18,500
     4,000        Wolters Kluwer NV ..........................            81,183
    22,000        Ziff-Davis Inc. ............................           178,750
                                                                     -----------
                                                                      20,430,728
                                                                     -----------
                  ENTERTAINMENT PRODUCTION -- 5.5%
     2,522        EMI Group plc ..............................            20,135
    20,000        EMI Group plc, ADR .........................           320,244
     7,000        Grammy Entertainment plc+ ..................            14,931
     7,000        GTECH Holdings Corp.+ ......................           115,937
     2,000        Harvey Entertainment Co.+ ..................             2,625
   700,000        Liberty Media Group, Cl. A+ ................        12,600,000
     1,000        Martha Stewart Living
                    Omnimedia Inc., Cl. A+ ...................            26,250
    45,710        Metro-Goldwyn-Mayer Inc.+ ..................         1,097,040
     3,000        Princeton Video Image Inc.+ ................            15,094
   100,000        Shaw Brothers (Hong Kong) Ltd. .............            78,236
     2,000        World Wrestling Federation
                    Entertainment Inc.+ ......................            30,375
                                                                     -----------
                                                                      14,320,867
                                                                     -----------
                  GLOBAL MEDIA AND ENTERTAINMENT -- 10.0%
       481        Boston Celtics L.P. ........................             4,630
    60,000        Disney (Walt) Co. ..........................         2,295,000

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------
                  COMMON STOCKS (CONTINUED)
                  COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
                  GLOBAL MEDIA AND ENTERTAINMENT (CONTINUED)
    32,000        Fox Entertainment Group Inc. ...............       $   848,000
    27,005        Gemstar-TV Guide International Inc.+ .......         2,354,498
     5,283        Granada Compass plc+ .......................            49,442
    35,000        Grupo Televisa SA, GDR+ ....................         2,019,062
    20,000        News Corp. Ltd., ADR .......................         1,121,250
    75,000        Seagram Co. ................................         4,307,812
    40,000        Six Flags Inc. .............................           620,000
     5,500        Sony Corp., ADR ............................           555,156
    37,000        Time Warner Inc. ...........................         2,895,250
   155,000        Viacom Inc., Cl. A+ ........................         9,067,500
                                                                      ----------
                                                                      26,137,600
                                                                     -----------
                  HOTELS AND GAMING -- 2.8%
    10,000        Aztar Corp.+ ...............................           153,750
     6,000        Churchill Downs Inc. .......................           155,250
   150,000        Gaylord Entertainment Co. ..................         3,581,250
   730,000        Hilton Group plc ...........................         2,093,852
     5,000        MGM Grand Inc. .............................           190,937
    10,000        Park Place Entertainment Corp.+ ............           151,250
     2,500        Quintel Entertainment Inc.+ ................            15,156
    30,000        Starwood Hotels & Resorts
                    Worldwide Inc. ...........................           937,500
                                                                      ----------
                                                                       7,278,945
                                                                      ----------
                  INFORMATION PUBLISHING -- 0.1%
    15,000        Berlitz International Inc.+ ................           127,500
     8,000        Data Broadcasting Corp.+ ...................            25,500
     1,000        Dun & Bradstreet Corp. .....................            34,437
       500        Scholastic Corp.+ ..........................            39,781
                                                                     -----------
                                                                         227,218
                                                                     -----------
                  TOTAL COPYRIGHT/CREATIVITY
                   COMPANIES .................................        80,836,663
                                                                     -----------
                  DISTRIBUTION COMPANIES -- 50.1%
                  BROADCASTING -- 11.2%
    90,000        Ackerley Group Inc. ........................           900,000
     8,550        American Tower Corp., Cl. A+ ...............           322,228
     1,000        Audiofina ..................................           108,362
     5,000        BHC Communications Inc., Cl. A+ ............           786,875
    12,149        CanWest Global Communications Corp. ........           160,212
    18,223        CanWest Global Communications Corp.,
                    Sub-Voting ...............................           238,595
     2,000        Carlton Communications plc, ADR ............            81,500
    76,150        Chris-Craft Industries Inc.+ ...............         6,272,856
     1,440        Clear Channel Communications Inc.+ .........            81,360
     8,333        Corus Entertainment Inc., Cl. B+ ...........           238,144
     9,000        Cox Radio Inc., Cl. A+ .....................           156,937


                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              ------

    10,000        Crown Media Holdings Inc., Cl. A+ ..........       $   141,875
     1,000        Emmis Communications Corp., Cl. A+ .........            24,750
    20,120        Fisher Companies Inc. ......................         1,448,640
     3,000        General Electric Co. .......................           173,062
    92,500        Granite Broadcasting Corp.+ ................           424,922
    15,125        Gray Communications Systems Inc. ...........           171,102
    70,000        Gray Communications
                    Systems Inc., Cl. B ......................           730,625
     7,000        Groupe AB SA, ADR+ .........................           115,500
     5,000        Grupo Radio Centro, SA de CV, ADR ..........            53,125
    36,000        Hearst-Argyle Television Inc.+ .............           720,000
     3,000        Infinity Broadcasting Corp.+ ...............            99,000
     4,550        LaGardere S.C.A ............................           275,632
   151,000        Liberty Corp. ..............................         5,228,375
     4,000        Metropole TV M6 SA .........................           199,958
     3,000        Nippon Television Network ..................         1,724,042
     4,650        NRJ Groupe+ ................................           183,006
     5,000        NTN Communications Inc.+ ...................            13,437
    67,000        Paxson Communications Corp., Cl. A+ ........           770,500
       500        Radio One Inc.+ ............................             4,156
     1,000        Radio One Inc., Cl. D+ .....................             7,062
     1,500        RTL Group ..................................           164,131
     1,525        SAGA Communications Inc., Cl. A ............            25,162
    40,000        Salem Communications Corp., Cl. A+ .........           507,500
     2,000        SBS Broadcasting SA+ .......................            79,625
     5,000        Sinclair Broadcast Group Inc.+ .............            54,687
    43,000        Sistem Televisyen Malaysia Berhad ..........            17,879
     1,000        Spanish Broadcasting
                    System Inc., Cl. A+ ......................            11,750
    50,000        Television Broadcasting Ltd. ...............           300,120
    25,000        Television Francaise 1 .....................         1,433,942
    55,000        Tokyo Broadcasting System Inc. .............         2,214,048
     3,000        TV Azteca, SA de C.V.+ .....................            38,625
    12,600        United Television Inc. .....................         1,852,200
       500        Wink Communications Inc.+ ..................             6,000
    20,000        Young Broadcasting Inc., Cl. A+ ............           628,750
                                                                     -----------
                                                                      29,190,257
                                                                     -----------
                  BUSINESS SERVICES -- 2.5%
    15,000        Carlisle Holdings Ltd.+ ....................           119,063
    10,000        Cendant Corp.+ .............................           108,750
       500        CheckFree Corp.+ ...........................            20,945
     1,000        Convergys Corp.+ ...........................            38,875
     8,000        Donnelley (R.H.) Corp. .....................           169,000
     2,000        IMS Health Inc. ............................            41,500
   377,000        Key3Media Group Inc.+ ......................         4,123,438
       100        SYNAVANT Inc.+ .............................               669
    26,100        Vivendi ....................................         1,939,236
                                                                     -----------
                                                                       6,561,476
                                                                     -----------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------
                  COMMON STOCKS (CONTINUED)
                  DISTRIBUTION COMPANIES (CONTINUED)
                  CABLE -- 3.7%
     6,000        Austar United Communications Ltd.+ .........       $    13,485
    75,000        Cablevision Systems Corp., Cl. A+ ..........         4,973,438
    20,000        Charter Communications Inc., Cl. A+ ........           325,313
     5,000        Comcast Corp., Cl. A .......................           203,438
     7,000        Comcast Corp., Cl. A, Special ..............           286,563
    25,000        Mediacom Communications Corp.+ .............           403,125
    10,000        Mercom Inc.+ ...............................           120,000
    17,517        NTL Inc.+ ..................................           811,256
    22,680        Telewest Communications plc+ ...............            44,263
    19,090        Telewest Communications plc, ADR+ ..........           372,255
    60,000        UnitedGlobalCom Inc., Cl. A+ ...............         1,800,000
    10,000        Videotron Groupe ...........................           296,751
                                                                     -----------
                                                                       9,649,887
                                                                     -----------
                  CONSUMER SERVICES -- 0.2%
    20,000        Allied Domecq plc ..........................            99,651
     5,000        Department 56 Inc.+ ........................            65,938
     3,000        Hotel Reservations Inc., Cl. A+ ............           109,875
    15,000        Lillian Vernon Corp. .......................           146,250
                                                                     -----------
                                                                         421,714
                                                                     -----------
                  ENERGY AND UTILITIES-- 0.3%
    50,000        El Paso Electric Co.+ ......................           688,500
                                                                     -----------
                  ENTERTAINMENT DISTRIBUTION-- 1.3%
     6,000        AMC Entertainment Inc.+ ....................            10,500
   225,000        Blockbuster Inc., Cl. A ....................         1,982,813
    60,000        GC Companies Inc.+ .........................           180,000
     4,000        Liberty Digital Inc.+ ......................            81,000
    39,000        Shaw Communications Inc., Cl. B ............           894,240
    11,000        Shaw Communications Inc., Cl. B,
                    Non-Voting+ ..............................           249,563
                                                                     -----------
                                                                       3,398,116
                                                                     -----------
                  EQUIPMENT -- 2.4%
    35,000        Allen Telecom Inc.+ ........................           592,813
     2,000        Amphenol Corp., Cl. A+ .....................           113,875
     2,000        CommScope Inc.+ ............................            49,000
     1,000        Furukawa Electric Co. Ltd. .................            27,624
     7,700        Hutchison Whampoa Ltd. .....................           102,214
     2,500        L-3 Communications Holdings Inc.+ ..........           141,250
     5,000        Lucent Technologies Inc. ...................           152,813
    20,000        Nortel Networks Corp. ......................         1,191,250
   125,000        Oak Technology Inc.+ .......................         3,421,875
     3,570        Philips Electronics NV, ADR ................           151,725
     6,000        Scientific-Atlanta Inc. ....................           381,750
     2,000        TiVo Inc.+ .................................            38,750
                                                                     -----------
                                                                       6,364,939
                                                                     -----------

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  INTERNATIONAL TELEPHONE -- 6.1%
    40,000        BCE Inc. ...................................       $   935,000
       500        British Telecommunications plc, ADR ........            53,531
    75,000        Cable & Wireless plc, ADR ..................         3,192,188
    27,000        Compania de Telecomunicaciones
                    de Chile SA, ADR .........................           469,125
     2,000        Deutsche Telekom AG, ADR+ ..................            68,500
    10,000        Embratel Participacoes SA, ADR+ ............           185,000
     1,000        France Telecom SA, ADR .....................           105,250
    10,000        GST Telecommunications Inc.+ ...............               340
        90        Japan Telecom Co. Ltd. .....................         2,598,557
       500        Magyar Tavkozlesi Rt, ADR ..................            11,781
        10        Nippon Telegraph & Telephone Corp. .........            98,094
    20,000        Philippine Long Distance
                    Telephone Co., ADR .......................           342,500
     7,000        PT Indonesia Satellite, ADR ................            56,000
     4,320        PT Telekomunikasi Indonesia, ADR ...........            27,000
     4,000        Rostelecom, ADR ............................            35,250
     1,000        Sonera Group Oyj ...........................            25,414
    20,000        Swisscom AG, ADR ...........................           492,500
    18,432        Tele Norte Leste Participacoes SA, ADR421,632
     3,000        Telecom Argentina Stet France
                    Telecom SA, ADR ..........................            64,875
     1,000        Telecom Corp. of
                    New Zealand Ltd., ADR ....................            20,000
    58,355        Telefonica SA, ADR .........................         3,468,475
    22,000        Telefonos de Mexico SA, Cl. L, ADR .........         1,170,125
     2,400        Telstra Corp. Ltd., ADR ....................            39,000
    45,000        TELUS Corp. ................................         1,211,261
    20,000        TELUS Corp., Non-Voting ....................           519,729
    10,000        TELUS Corp., Non-Voting, ADR ...............           259,865
                                                                     -----------
                                                                      15,870,992
                                                                     -----------
                  SATELLITE -- 2.2%
       300        Asia Satellite Telecommunications
                    Holdings Ltd., ADR .......................             7,500
     2,000        British Sky Broadcasting Group, ADR ........           188,000
    28,000        EchoStar Communications
                    Corp., Cl. A+ ............................         1,477,000
    45,000        General Motors Corp., Cl. H+ ...............         1,673,100
     4,000        Globalstar Telecommunications Ltd.+ ........            34,500
    45,000        Liberty Satellite &
                    Technology Inc., Cl. A+ ..................           478,125
    20,000        Lockheed Martin Corp. ......................           659,200
    15,008        Loral Space & Communications Ltd.+ .........            91,924
    26,000        Pegasus Communications Corp.+ ..............         1,256,125
                                                                     -----------
                                                                       5,865,474
                                                                     -----------
                  TELECOMMUNICATIONS -- 3.7%
     4,266        Aliant Inc. ................................           105,471
     3,000        Allegiance Telecom Inc.+ ...................           111,750

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  COMMON STOCKS (CONTINUED)
                  DISTRIBUTION COMPANIES (CONTINUED)
                  TELECOMMUNICATIONS (CONTINUED)
    10,000        ALLTEL Corp. ...............................       $   521,875
     3,300        Brasil Telecom Participacoes SA, ADR .......           192,225
    10,000        BroadWing Inc.+ ............................           255,625
     2,000        Choice One Communications Inc.+ ............            24,375
   130,000        Citizens Communications Co. ................         1,746,875
    45,750        CoreComm Ltd.+ .............................           363,141
     5,000        Eircom plc .................................            11,030
     9,000        Electric Lightwave Inc., Cl. A+ ............            76,500
    11,000        Global Crossing Ltd.+ ......................           341,000
     3,000        Global Telesystems Group Inc.+ .............            13,688
     1,305        Hellenic Telecommunications
                    Organization SA ..........................            25,101
     1,000        Jazztel plc, ADR+ ..........................            22,500
    10,000        Metromedia International Group Inc.+ .......            37,400
    28,646        Qwest Communications
                    International Inc.+ ......................         1,376,798
    35,000        RCN Corp.+ .................................           726,250
     9,655        Rogers Communications Inc., Cl. B+ .........           228,761
   125,345        Rogers Communications Inc.,
                    Cl. B, ADR+ ..............................         2,969,110
     5,500        Time Warner Telecom Inc., Cl. A+ ...........           265,719
     3,000        USN Communications Inc.+ ...................                53
     6,000        WorldCom Inc.+ .............................           182,250
                                                                    ------------
                                                                       9,597,497
                                                                    ------------
                  TELECOMMUNICATIONS: LONG DISTANCE -- 1.0%
    60,505        AT&T Corp. .................................         1,777,334
    17,000        Sprint Corp.+ ..............................           498,313
     3,000        Startec Global Communications Corp.+ .......            17,813
    22,000        Viatel Inc.+ ...............................           225,500
                                                                    ------------
                                                                       2,518,960
                                                                    ------------
                  U.S. REGIONAL OPERATORS -- 1.9%
    24,434        Commonwealth Telephone
                    Enterprises Inc.+ ........................           901,004
    24,400        Commonwealth Telephone
                    Enterprises Inc., Cl. B+ .................           982,100
     5,000        SBC Communications Inc. ....................           250,000
    60,000        Verizon Communications .....................         2,906,250
                                                                    ------------
                                                                       5,039,354
                                                                    ------------
                  WIRELESS COMMUNICATIONS -- 13.6%
    90,000        AT&T Wireless Group+ .......................         1,878,750
    47,000        CenturyTel Inc. ............................         1,280,750
    22,000        Iridium World Communications Ltd.,
                    Cl. A+ ...................................             6,435
    13,000        Leap Wireless International Inc.+ ..........           813,313
     5,000        Libertel NV+ ...............................            60,446


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

    54,000        Nextel Communications Inc., Cl. A+ .........       $ 2,524,500
       100        NTT DoCoMo Inc.+ ...........................         2,868,777
    18,000        Price Communications Corp.+ ................           352,125
     6,000        Qualcomm Inc.+ .............................           427,500
    80,000        Rogers Wireless
                    Communications Inc., Cl. B+ ..............         2,430,000
    12,200        Rural Cellular Corp., Cl. A+ ...............           831,125
    38,680        SK Telecom Co. Ltd., ADR ...................           991,175
    33,000        Sprint Corp. (PCS Group)+ ..................         1,157,063
     1,650        Tele Celular Sul Participacoes
                    SA, ADR ..................................            49,500
     5,500        Tele Centro Oeste Celular Participacoes
                    SA, ADR ..................................            58,438
       330        Tele Leste Celular Participacoes
                    SA, ADR ..................................            13,303
       825        Tele Nordeste Celular Participacoes
                    SA, ADR ..................................            38,775
       330        Tele Norte Celular Participacoes
                    SA, ADR ..................................            13,200
   380,000        Telecom Italia Mobile SpA ..................         3,071,547
       825        Telemig Celular Participacoes
                    SA, ADR ..................................            43,673
    85,000        Telephone & Data Systems Inc. ..............         9,409,500
     6,600        Telesp Celular Participacoes SA, ADR .......           217,388
    25,000        Teligent Inc., Cl. A+ ......................           325,000
    18,000        Total Access Communications plc+ ...........            60,480
    18,000        U.S. Cellular Corp.+ .......................         1,260,000
     3,500        Vimpel-Communications, ADR+ ................            67,594
    18,000        Vodafone Group plc, ADR ....................           666,000
    38,025        VoiceStream Wireless Corp.+ ................         4,413,277
     2,000        Western Wireless Corp., Cl. A+ .............            71,250
    20,000        Winstar Communications Inc.+ ...............           310,000
                                                                    ------------
                                                                      35,710,884
                                                                    ------------
                  TOTAL DISTRIBUTION
                    COMPANIES ................................       130,878,050
                                                                    ------------
                  TOTAL COMMON STOCKS ........................       211,714,713
                                                                    ------------

                  PREFERRED STOCKS -- 1.9%
                  BUSINESS SERVICES -- 0.0%
     6,000        Cendant Corp.,
                    1.30% Cv. Pfd. ...........................            93,750
                                                                    ------------
                  GLOBAL MEDIA AND ENTERTAINMENT -- 1.0%
    55,000        News Corp. Ltd., Pfd., ADR .................         2,578,125
                                                                    ------------
                  U.S. REGIONAL OPERATORS -- 0.9%
    40,000        Citizens Communications Co.,
                    5.00% Cv. Pfd. ...........................         2,170,000
                                                                    ------------
                  TOTAL PREFERRED STOCKS .....................         4,841,875
                                                                    ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

PRINCIPAL                                                             MARKET
  AMOUNT                                                               VALUE
  ------                                                               ------

               CORPORATE BONDS -- 0.2%
               BUSINESS SERVICES -- 0.1%
    $300,000   Trans-Lux Corp., Sub. Deb. Cv.
                 7.50%, 12/01/06 .............................     $    234,750
                                                                   ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.0%
      50,000   BBN Corp., Sub. Deb. Cv.
                 6.00%, 04/01/12(b) ..........................           48,375
                                                                   ------------
               DIVERSIFIED PUBLISHERS -- 0.0%
      58,000   Golden Books Family
                 Entertainment Inc., PIK
                 10.75%, 12/31/04 ............................           23,418
                                                                   ------------
               GLOBAL MEDIA AND ENTERTAINMENT -- 0.0%
      20,000   Boston Celtics L.P., Sub. Deb. Cv.
                 6.00%, 06/30/38 .............................           11,413
                                                                   ------------
               HOTELS AND GAMING -- 0.1%
     300,000   Hilton Hotels Corp., Sub. Deb. Cv.
                 5.00%, 05/15/06 .............................          253,125
                                                                   ------------
               TOTAL CORPORATE BONDS .........................          571,081
                                                                   ------------
     SHARES
     -------

               RIGHTS -- 0.0%
               WIRELESS COMMUNICATIONS -- 0.0%
         660   Telesp Celular Participacoes
                 SA, ADR, Rights .............................                0
                                                                   ------------
               WARRANTS -- 0.0%
               ADVERTISING -- 0.0%
         200   Havas Advertising SA, Warrants
                 expires 05/13/01 ............................            2,330
                                                                   ------------
PRINCIPAL
 AMOUNT
 ------
               U.S. GOVERNMENT OBLIGATIONS -- 17.8%
 $46,944,000   U.S. Treasury Bills,
                 6.05% to 6.26%++,
                 due 10/05/00 to 12/28/00 ....................       46,592,021
                                                                   ------------

TOTAL INVESTMENTS -- 100.9%
  (Cost $176,896,635) ........................................     $263,722,020
                                                                   ============

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK -- (12.7%) .................................      (33,222,777)
                                                                   ------------


                                                                       MARKET
                                                                       VALUE
                                                                       ------


NET ASSETS -- COMMON STOCK -- 88.2%
  (14,377,753 common shares outstanding) .....................     $230,499,243
                                                                   ------------

NET ASSETS -- PREFERRED STOCK -- 11.8%
  (1,235,700 preferred shares outstanding) ...................       30,892,500
                                                                   ------------

TOTAL NET ASSETS -- 100.0% ...................................     $261,391,743
                                                                   ============

NET ASSET VALUE PER COMMON SHARE
  ($230,499,243 (DIVIDE) 14,377,753  shares outstanding) .....           $16.03
                                                                         ======

PRINCIPAL                                  SETTLEMENT                UNREALIZED
 AMOUNT                                       DATE                  APPRECIATION
---------                                  ----------               ------------

FORWARD FOREIGN EXCHANGE CONTRACTS
6,099,988 (c)  Deliver Hong Kong Dollars
                 in exchange for
                 USD 783,435 .............  08/03/01                     $2,564
                                                                         ======

--------------------
(a)   For Federal tax purposes:
        Aggregate cost .......................................     $176,896,635
                                                                   ============
        Gross unrealized appreciation ........................     $ 96,519,645
        Gross unrealized depreciation ........................       (9,694,260)
                                                                   ------------
        Net unrealized appreciation ..........................     $ 86,825,385
                                                                   ============
(b)   Security  fair  valued under  procedures  established  by the  Board  of
      Directors.
(c)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
USD - United States Dollars
GDR - Global Depositary Receipt

                                       % OF
                                       MARKET     MARKET
                                       VALUE      VALUE
                                       -----      -----
  GEOGRAPHIC DIVERSIFICATION
    United States ...............       76.4%  $201,498,044
    Europe ......................        7.7     20,270,600
    Asia/Pacific Rim ............        7.7     20,203,043
    Canada ......................        6.1     16,235,764
    Latin America ...............        2.1      5,514,569
                                       -----   ------------
    Total Investments ...........      100.0%  $263,722,020
                                       =====   ============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS
                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter Latartara
  VICE PRESIDENT

Brandon J. McCue
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING

                           Common    7.92% Preferred
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,377,753     1,235,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000

                                                                     GBFMT 09/00